                                                                    EXHIBIT 3.2



                               AMB PROPERTY, L.P.
                               FIRST AMENDMENT TO
                          FOURTH AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP


  This First Amendment (this "AMENDMENT") is made as of November 7, 2000, by AMB Property Corporation, a Maryland corporation, as general partner ("GENERAL PARTNER") of AMB Property L.P., a Delaware limited partnership (the "PARTNERSHIP"), and as attorney-in-fact for each of the limited partners of the Partnership (collectively, the "LIMITED PARTNERS") for the purpose of amending the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership dated as of August 10, 2000, as amended (the "PARTNERSHIP AGREEMENT").

  WHEREAS, as of the date hereof, the parties listed on Exhibit B attached hereto (the "UNIT RECIPIENTS") have made capital contributions (the "CAPITAL CONTRIBUTIONS") to the Partnership in exchange for Partnership Units in accordance with the provisions of that certain Second Amendment to Master Agreement and Contribution Transfer and Assumption Agreement, dated as of November 3, 2000 (the "CONTRIBUTION AGREEMENT"), by and among the Partnership, the General Partner and the Unit Recipients.

  WHEREAS, the General Partner accepted such Capital Contributions and admitted the Contributors to the Partnership as Additional Limited Partners and issued an aggregate of 94,771 Partnership Units to the Contributor in exchange for the Capital Contributions to the Partnership.

  NOW THEREFORE, in consideration of the mutual agreements set forth herein, the parties hereto undertake to implement the following amendments to the Partnership Agreement:

  SECTION 1. Defined Terms. Capitalized terms used without definition in this Amendment shall have the meanings set forth in the Partnership
Agreement or the Contribution Agreement, as the case may be.

  SECTION 2. Admission of Additional Limited Partners. As of the date hereof, the Unit Recipients have made the Capital Contributions of the Agreed Value as set forth on Exhibit B attached hereto. The General Partner hereby accepts such Capital Contributions. In consideration of such Capital Contributions and pursuant to Section 12.2 of the Partnership Agreement, the General Partner hereby admits the Unit Recipients to the Partnership as Additional Limited Partners and issues to such Unit Recipients the respective number of Partnership Units listed on Exhibit A attached hereto as of the date hereof.

   SECTION 3. Amendment to Partnership Agreement.

   Pursuant to Sections 2.4 and 7.3D(ii) of the Partnership Agreement, the General Partner of the Partnership, on its own behalf and as attorney-in-fact for its Limited Partners, hereby amends the Partnership Agreement as follows:

   3.1 Exhibit A thereto is deleted in its entirety and replaced with Exhibit A attached hereto.

   SECTION 4. Miscellaneous.

   4.1 Governing Law. This Amendment shall be construed under and governed by the internal laws of the State of Delaware without regard to its conflict of laws provisions.

   4.2 Amendments. This Amendment may not be amended or modified, nor may compliance with any condition or covenant set forth herein be waived, except by a writing duly and validly executed by each party hereto, or in the case of a waiver, by the party waiving compliance.

   SECTION 5. Partnership Agreement. The Partnership Agreement and this Amendment shall be read together and shall have the same effect as if the provisions of the Partnership Agreement and this Amendment were contained in one document. Any provisions of the Partnership Agreement not amended by this Amendment shall remain in full force and effects as provided in the Partnership Agreement immediately prior to the date hereof.

   IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed as of the date set forth above by their duly authorized representatives.

                                       GENERAL PARTNER
                                       AMB PROPERTY CORPORATION, a
                                       Maryland corporation


                                       By:
                                         /s/ MICHAEL A. COKE
                                         --------------------------
                                           Michael A. Coke,
                                           Chief Financial Officer and
                                           Executive Vice President

                                       LIMITED PARTNERS
                                       By:
                                           AMB PROPERTY CORPORATION, a
                                           Maryland corporation, as
                                           attorney-in-fact for each of
                                           the Limited Partners

                                         /s/ MICHAEL A. COKE
                                         --------------------------
                                           Michael A. Coke, Chief
                                           Financial Officer and
                                           Executive Vice President

                               AMB PROPERTY, L.P.

                    ADDITIONAL LIMITED PARTNER SIGNATURE PAGE


The undersigned, desiring to become one of the Limited Partners of AMB Property, L.P. (the "PARTNERSHIP"), hereby does become a party to the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership, as amended (the "PARTNERSHIP AGREEMENT"). The undersigned agrees to be bound by all of the terms and conditions of the Partnership Agreement, including, without limitation the power of attorney provisions, and further agrees that this signature page may be attached to any counterpart of the Partnership Agreement.


                                           Signature of Limited Partner

                                           WEST*PAC Limited Partnership
                                           By:  WEST*PAC, Inc., its general
                                           partner


                                           /s/ FRANCIS X. CHAMBERS, JR.
                                           -----------------------------------
                                               Francis X. Chambers, Jr.
                                               President

                               AMB PROPERTY, L.P.

                    ADDITIONAL LIMITED PARTNER SIGNATURE PAGE


The undersigned desiring to become one of the Limited Partners of AMB Property, L.P. (the "PARTNERSHIP"), hereby does become a party to the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership, as amended (the "PARTNERSHIP AGREEMENT"). The undersigned agrees to be bound by all of the terms and conditions of the Partnership Agreement, including, without limitation the power of attorney provisions, and further agrees that this signature page may be attached to any counterpart of the Partnership Agreement.


                                           Signature of Limited Partner


                                           AFCO Cargo DFW Limited Partnership
                                           By: AFCO Cargo DFW, Inc., its general
                                               partner


                                           /s/ FRANCIS X. CHAMBERS, JR.
                                           -----------------------------------
                                               Francis X. Chambers, Jr.
                                               President

                               AMB PROPERTY, L.P.

                    ADDITIONAL LIMITED PARTNER SIGNATURE PAGE


The undersigned desiring to become one of the Limited Partners of AMB Property, L.P. (the "PARTNERSHIP"), hereby does become a party to the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership, as amended (the "PARTNERSHIP AGREEMENT"). The undersigned agrees to be bound by all of the terms and conditions of the Partnership Agreement, including, without limitation the power of attorney provisions, and further agrees that this signature page may be attached to any counterpart of the Partnership Agreement.


                                           Signature of Limited Partner


                                           AFCO Cargo SEA Limited Partnership
                                           By: AFCO Cargo SEA, Inc., its general
                                           partner

                                           /s/ FRANCIS X. CHAMBERS, JR.
                                           -----------------------------------
                                               Francis X. Chambers, Jr.
                                               President

                                   EXHIBIT A
               PARTNERS, CONTRIBUTIONS, AND PARTNERSHIP INTERESTS

                                                                   AGREED VALUE OF                    COMMON
                                     CONTRIBUTION        CASH        CONTRIBUTED       TOTAL        PARTNERSHIP      PERCENTAGE
NAME OF PARTNER                          DATE       CONTRIBUTIONS      PROPERTY    CONTRIBUTIONS       UNITS          INTEREST
----------------------------------- --------------- --------------- -------------- --------------- --------------- ---------------
GENERAL PARTNER:
AMB Property Corporation (a)           11/26/97        $73,798,710  $1,693,339,826 $1,767,138,536      85,645,102       95.43188%
AMB Property Corporation               12/15/98           $930,048              $0       $930,048          43,008        0.04792%
AMB Property Corporation               01/20/99             $1,000              $0         $1,000         100,000        0.11143%
AMB Property Corporation               01/25/99            $26,250              $0        $26,250           1,250        0.00139%
AMB Property Corporation               02/11/99           $131,250              $0       $131,250           6,250        0.00696%
AMB Property Corporation               03/05/99            $26,250              $0        $26,250           1,250        0.00139%
AMB Property Corporation               04/20/99            $26,250              $0        $26,250           1,250        0.00139%
AMB Property Corporation               04/23/99                 $0         $88,290        $88,290           3,600        0.00401%
AMB Property Corporation               05/07/99           ($20,155)             $0       ($20,155)           (932)      -0.00104%
AMB Property Corporation               05/12/99                 $0     $10,125,213    $10,125,213         482,153        0.53725%
AMB Property Corporation               05/13/99            $78,750              $0        $78,750           3,750        0.00418%
AMB Property Corporation               06/04/99            $26,250              $0        $26,250           1,250        0.00139%
AMB Property Corporation               06/11/99            $13,125              $0        $13,125             625        0.00070%
AMB Property Corporation               06/30/99            $13,125              $0        $13,125             625        0.00070%
AMB Property Corporation               07/02/99            $52,500              $0        $52,500           2,500        0.00279%
AMB Property Corporation               08/03/99                 $0        $244,000       $244,000          10,000        0.01114%
AMB Property Corporation               08/06/99           $131,250              $0       $131,250           6,250        0.00696%
AMB Property Corporation               09/15/99                 $0        $840,000       $840,000          40,000        0.04457%
AMB Property Corporation               09/15/99           ($15,159)             $0       ($15,159)           (701)      -0.00078%
AMB Property Corporation               12/10/99          ($198,750)             $0      ($198,750)        (10,000)      -0.01114%
AMB Property Corporation               12/10/99          ($197,500)             $0      ($197,500)        (10,000)      -0.01114%
AMB Property Corporation               12/10/99        ($1,657,500)             $0    ($1,657,500)        (85,000)      -0.09471%
AMB Property Corporation               12/13/99        ($1,950,000)             $0    ($1,950,000)       (100,000)      -0.11143%
AMB Property Corporation               12/14/99        ($9,500,000)             $0    ($9,500,000)       (500,000)      -0.55714%
AMB Property Corporation               12/16/99          ($950,000)             $0      ($950,000)        (50,000)      -0.05571%
AMB Property Corporation               12/16/99        ($1,813,888)             $0    ($1,813,888)        (96,100)      -0.10708%
AMB Property Corporation               12/17/99          ($937,500)             $0      ($937,500)        (50,000)      -0.05571%
AMB Property Corporation               12/17/99        ($8,730,150)             $0    ($8,730,150)       (471,900)      -0.52582%
AMB Property Corporation               12/20/99          ($918,750)             $0      ($918,750)        (50,000)      -0.05571%
AMB Property Corporation               12/20/99          ($375,950)             $0      ($375,950)        (20,600)      -0.02295%
AMB Property Corporation               01/07/00       ($28,777,960)             $0   ($28,777,960)     (1,465,926)      -1.63344%
AMB Property Corporation               02/29/00                 $0              $0             $0         155,675        0.17346%
AMB Property Corporation               03/31/00           $262,500              $0       $262,500          12,500        0.01393%
AMB Property Corpoations               05/01/00           $105,000              $0       $105,000           5,000        0.00557%
AMB Property Corporation               05/02/00           $105,000              $0       $105,000           5,000        0.00557%
AMB Property Corporation               05/03/00            $26,250              $0        $26,250           1,250        0.00139%
AMB Property Corporation               05/05/00            $52,500              $0        $52,500           2,500        0.00279%
AMB Property Corporation               05/05/00                 $0              $0             $0           1,000        0.00111%
AMB Property Corporation               05/10/00            $13,125              $0        $13,125             625        0.00070%
AMB Property Corporation               05/31/00            $26,250              $0        $26,250           1,250        0.00139%
AMB Property Corporation               06/09/00           $105,000              $0       $105,000           5,000        0.00557%
AMB Property Corporation               06/13/00           $254,334              $0       $254,334          11,790        0.01314%
AMB Property Corporation               07/06/00                 $0      $4,774,010     $4,774,010         206,425        0.23001%
AMB Property Corporation               07/14/00           $128,747              $0       $128,747           6,074        0.00677%
AMB Property Corporation               07/19/00            $52,500              $0        $52,500           2,500        0.00279%
AMB Property Corporation               07/21/00           $105,000              $0       $105,000           5,000        0.00557%
AMB Property Corporation               07/26/00           $105,000              $0       $105,000           5,000        0.00557%
AMB Property Corporation               08/10/00            $26,250              $0        $26,250           1,250        0.00139%
AMB Property Corporation               08/11/00            $26,250              $0        $26,250           1,250        0.00139%
AMB Property Corporation               08/25/00           $157,500              $0       $157,500           7,500        0.00836%
AMB Property Corporation               09/06/00            $26,250              $0        $26,250           1,250        0.00139%
AMB Property Corporation               09/11/00            $94,500              $0        $94,500           4,500        0.00501%
AMB Property Corporation               09/12/00             $5,250              $0         $5,250             250        0.00028%
AMB Property Corporation               09/15/00            $52,500              $0        $52,500           2,500        0.00279%

                                                    ------------------------------------------------------------------------------
TOTAL GENERAL PARTNER                                   20,941,202   1,709,411,339  1,730,352,541      83,882,793       93.46819%


                                                                   AGREED VALUE OF                    COMMON
                                     CONTRIBUTION        CASH        CONTRIBUTED       TOTAL        PARTNERSHIP      PERCENTAGE
NAME OF PARTNER                          DATE       CONTRIBUTIONS      PROPERTY    CONTRIBUTIONS       UNITS          INTEREST
----------------------------------- --------------- --------------- -------------- --------------- --------------- ---------------
LIMITED PARTNERS:
David Brown                            11/26/97                 $0      $1,150,359     $1,150,359          54,779        0.06104%
Daniel Sarhad                          11/26/97                 $0          $6,174         $6,174             294        0.00033%
Craig Duncan                           11/26/97                 $0        $216,447       $216,447          10,307        0.01148%
GP Met Phase I                         11/26/97                 $0      $1,774,164     $1,774,164          84,484        0.09414%
GP Met 4 & 12                          11/26/97                 $0      $1,486,212     $1,486,212          70,772        0.07886%
Holbrook W. Goodale 54 Trust           11/26/97                 $0      $1,118,754     $1,118,754          53,274        0.05936%
Charles R. Wichman 54 Trust            11/26/97                 $0      $1,118,754     $1,118,754          53,274        0.05936%
Frederick B. Wichman 54 Trust          11/26/97                 $0      $1,118,754     $1,118,754          53,274        0.05936%
Holbrook W. Goodale 57 Trust           11/26/97                 $0      $3,919,734     $3,919,734         186,654        0.20798%
Charles R. Wichman 57 Trust            11/26/97                 $0      $3,919,734     $3,919,734         186,654        0.20798%
Frederick B. Wichman 57 Trust          11/26/97                 $0      $3,919,734     $3,919,734         186,654        0.20798%
Holbrook W. Goodale 58 Trust           11/26/97                 $0      $3,919,734     $3,919,734         186,654        0.20798%
Charles R. Wichman 58 Trust            11/26/97                 $0      $3,919,734     $3,919,734         186,654        0.20798%
Frederick B. Wichman 58 Trust          11/26/97                 $0      $3,919,734     $3,919,734         186,654        0.20798%
Allmerica                              11/26/97                 $0     $11,752,188    $11,752,188         559,628        0.62358%
Gamble                                 11/26/97                 $0     $10,125,213    $10,125,213         482,153        0.53725%
Campanelli Investment Properties (b)   03/30/98                 $0     $12,435,871    $12,435,871         517,547        0.57669%
Campanelli Enterprises (c)             03/30/98                 $0     $10,334,678    $10,334,678         438,110        0.48817%
Steve Liefschultz                      03/31/98                 $0      $1,990,798     $1,990,798          81,174        0.09045%
Stephen M. Vincent                     03/31/98                 $0        $634,825       $634,825          25,884        0.02884%
Alan Wilensky                          03/31/98                 $0        $266,073       $266,073          10,849        0.01209%
Craig Gagnon                           03/31/98                 $0        $806,404       $806,404          32,880        0.03664%
Seefried Properties, Inc.              06/04/98                 $0         $61,250        $61,250           2,590        0.00289%
Monique Brouillet Seefried             06/04/98                 $0        $660,275       $660,275          27,916        0.03111%
Robert S. Rakusin                      06/04/98                 $0        $319,725       $319,725          13,518        0.01506%
Gerald L. Daws                         06/04/98                 $0        $147,000       $147,000           6,215        0.00693%
Thomas Ellis                           06/04/98                 $0         $36,750        $36,750           1,554        0.00173%
James E. Hayes as trustee of the James
  E. Hayes Living Trust under Agreement
  dated August 22, 1995                06/30/98                 $0        $580,747       $580,747          23,801        0.02652%
Lawrence J. Hayes                      06/30/98                 $0        $580,747       $580,747          23,801        0.02652%
Lincoln Property Company No. 238 Ltd.  09/24/98                 $0      $8,320,955     $8,320,955         353,520        0.39392%
Lincoln Property Company No. 287, LTD  09/24/98                 $0      $2,760,957     $2,760,957         117,300        0.13070%
Lincoln Property Company No. 355, LTD  09/24/98                 $0        $739,600       $739,600          31,422        0.03501%
Lincoln Property Company No. 440, LTD  09/24/98                 $0        $767,640       $767,640          32,614        0.03634%
Lincoln Property Company No. 1179      09/24/98                 $0      $3,883,230     $3,883,230         164,981        0.18383%
Alan Wilensky                          12/31/98                 $0        ($44,145)      ($44,145)         (1,800)      -0.00201%
Julie H. Wilensky                      12/31/98                 $0         $22,073        $22,073             900        0.00100%
Constance J. Wilensky                  12/31/98                 $0         $22,073        $22,073             900        0.00100%
Alan Wilensky                          01/31/99                 $0        ($44,145)      ($44,145)         (1,800)      -0.00201%
Julie H. Wilensky                      01/31/99                 $0         $22,073        $22,073             900        0.00100%
Constance J. Wilensky                  01/31/99                 $0         $22,073        $22,073             900        0.00100%
William H. Winstead III                02/09/99                 $0          $2,376         $2,376              99        0.00011%
Donald A. Manekin                      02/09/99                 $0          $4,056         $4,056             169        0.00019%
Bernard Manekin                        02/09/99                 $0          $2,808         $2,808             117        0.00013%
Harold Manekin                         02/09/99                 $0          $2,592         $2,592             108        0.00012%
Vivian Manekin                         02/09/99                 $0            $144           $144               6        0.00001%
Francine U. Manekin                    02/09/99                 $0            $144           $144               6        0.00001%
RA & DM, Inc.                          02/09/99                 $0             $96            $96               4        0.00000%
RA & FM, Inc.                          02/09/99                 $0            $888           $888              37        0.00004%
Richard M. Alter                       02/09/99                 $0          $7,080         $7,080             295        0.00033%
Robert Manekin                         02/09/99                 $0          $1,080         $1,080              45        0.00005%
Richard P. Manekin                     02/09/99                 $0          $1,536         $1,536              64        0.00007%
Charles H. Manekin                     02/09/99                 $0            $672           $672              28        0.00003%
Louis C. LaPennaa                      02/09/99                 $0            $432           $432              18        0.00002%
Sandye Manekin Sirota                  02/09/99                 $0            $912           $912              38        0.00004%
Julie H. Wilensky                      04/23/99                 $0        ($44,145)      ($44,145)         (1,800)      -0.00201%
Constance J. Wilensky                  04/23/99                 $0        ($44,145)      ($44,145)         (1,800)      -0.00201%
William H. Winstead III                04/30/99                 $0        $888,379       $888,379          37,016        0.04125%
Donald A. Manekin                      04/30/99                 $0      $1,479,701     $1,479,701          61,654        0.06870%
Bernard Manekin                        04/30/99                 $0      $1,046,686     $1,046,686          43,612        0.04860%


                                                                   AGREED VALUE OF                    COMMON
                                     CONTRIBUTION        CASH        CONTRIBUTED       TOTAL        PARTNERSHIP      PERCENTAGE
NAME OF PARTNER                          DATE       CONTRIBUTIONS      PROPERTY    CONTRIBUTIONS       UNITS          INTEREST
----------------------------------- --------------- --------------- -------------- --------------- --------------- ---------------
Harold Manekin                         04/30/99                 $0        $966,601       $966,601          40,275        0.04488%
Vivian Manekin                         04/30/99                 $0         $55,873        $55,873           2,328        0.00259%
Francine U. Manekin                    04/30/99                 $0         $55,873        $55,873           2,328        0.00259%
RA & DM, Inc.                          04/30/99                 $0         $93,122        $93,122           3,880        0.00432%
RA & FM, Inc.                          04/30/99                 $0        $121,732       $121,732           5,072        0.00565%
Richard M. Alter                       04/30/99                 $0      $2,777,815     $2,777,815         115,742        0.12897%
Robert Manekin                         04/30/99                 $0        $569,904       $569,904          23,746        0.02646%
Richard P. Manekin                     04/30/99                 $0        $569,904       $569,904          23,746        0.02646%
Charles H. Manekin                     04/30/99                 $0        $246,772       $246,772          10,282        0.01146%
Louis C. LaPenna                       04/30/99                 $0        $159,238       $159,238           6,635        0.00739%
Sandye Manekin Sirota                  04/30/99                 $0        $343,618       $343,618          14,317        0.01595%
Gamble                                 05/12/99                 $0    ($10,125,213)  ($10,125,213)       (482,153)      -0.53725%
Campanelli Investment Properties, LLC  05/21/99                 $0        $450,811       $450,811          18,638        0.02077%
CBDV Investors, L.L.C.                 05/26/99                 $0      $5,000,000     $5,000,000         212,766        0.23708%
Gerald L. Daws                         06/04/99                  -       ($147,000)     ($147,000)         (6,215)      -0.00693%
CBDV Investors, L.L.C.                 07/30/99                  -     ($5,000,000)   ($5,000,000)       (212,766)      -0.23708%
Tiger Lafayette, L.L.C.                07/30/99                 $0      $3,255,596     $3,255,596         138,536        0.15437%
Divco Western Commercial, L.L.C.       07/30/99                 $0        $872,202       $872,202          37,115        0.04136%
ICCL East, L.L.C.                      07/30/99                 $0        $872,202       $872,202          37,115        0.04136%
Lawrence J. Hayes                      08/03/99                  -       ($244,000)     ($244,000)        (10,000)      -0.01114%
GP Met 4 & 12                          09/15/99                  -       ($840,000)     ($840,000)        (40,000)      -0.04457%
Lincoln Property Company No. 238 Ltd.  09/30/99                 $0            $282           $282              12        0.00001%
Lincoln Property Company No. 287, Ltd  09/30/99                 $0         $26,668        $26,668           1,133        0.00126%
Lincoln Property Company No. 355, Ltd. 09/30/99                 $0         $45,780        $45,780           1,945        0.00217%
Lincoln Property Company No. 440, Ltd. 09/30/99                 $0         $10,639        $10,639             452        0.00050%
Lincoln Property Company No. 1179      09/30/99                 $0          $2,354         $2,354             100        0.00011%
Lincoln Property Company No. 238 Ltd.  09/30/99                 $0     ($8,321,259)   ($8,321,259)       (353,532)      -0.39393%
Lincoln Property Company No. 287, Ltd  09/30/99                 $0     ($2,508,862)   ($2,508,862)       (106,590)      -0.11877%
Lincoln Property Company No. 355, Ltd. 09/30/99                 $0       ($765,722)     ($765,722)        (32,532)      -0.03625%
Lincoln Property Company No. 440, Ltd. 09/30/99                 $0       ($762,733)     ($762,733)        (32,405)      -0.03611%
Lincoln Property Company No. 1179      09/30/99                 $0     ($3,613,595)   ($3,613,595)       (153,525)      -0.17107%
Mack Pogue                             09/30/99                 $0         $98,834        $98,834           4,199        0.00468%
Edgar M. Thrift, Jr.                   09/30/99                 $0      $2,006,831     $2,006,831          85,261        0.09500%
Preston Butcher                        09/30/99                 $0      $6,539,424     $6,539,424         277,830        0.30958%
Gary J. Rossi                          09/30/99                 $0        $112,933       $112,933           4,798        0.00535%
Stuart L. Leeder                       09/30/99                 $0         $46,698        $46,698           1,984        0.00221%
Mack Pogue Inc.                        09/30/99                 $0      $5,073,438     $5,073,438         215,547        0.24018%
Edward D. O'Brien                      09/30/99                 $0        $743,761       $743,761          31,599        0.03521%
David Brent Pogue                      09/30/99                 $0      $1,350,252     $1,350,252          57,366        0.06392%
Lincoln Property Company No. 287, Ltd. 11/30/99                 $0       ($278,763)     ($278,763)        (11,843)      -0.01320%
Lincoln Property Company No. 355, Ltd. 11/30/99                 $0        ($19,658)       (19,658)           (835)      -0.00093%
Lincoln Property Company No. 440, Ltd. 11/30/99                 $0        ($15,546)      ($15,546)           (661)      -0.00074%
Lincoln Property Company No. 1179      11/30/99                 $0       ($271,989)     ($271,989)        (11,556)      -0.01288%
Douglas D. Abbey                       01/07/00                 $0              $0             $0         312,071        0.34773%
Luis A. Belmonte                       01/07/00                 $0              $0             $0          37,013        0.04124%
T. Robert Burke                        01/07/00                 $0              $0             $0         235,506        0.26242%
S. Davis Carniglia                     01/07/00                 $0              $0             $0          62,366        0.06949%
John H. Diserens                       01/07/00                 $0              $0             $0          78,988        0.08801%
Bruce H. Freedman                      01/07/00                 $0              $0             $0          25,868        0.02882%
Jean C. Hurley                         01/07/00                 $0              $0             $0          32,206        0.03589%
Barbara J. Linn                        01/07/00                 $0              $0             $0          56,028        0.06243%
Hamid R. Moghadam                      01/07/00                 $0              $0             $0         388,126        0.43248%
Craig A. Severance                     01/07/00                 $0              $0             $0          91,158        0.10157%
W. Blake Baird                         01/07/00                 $0              $0             $0          25,569        0.02849%
Steven J. Callaway                     01/07/00                 $0              $0             $0           5,114        0.00570%
Steve E. Campbell                      01/07/00                 $0              $0             $0           3,409        0.00380%
Michael A. Coke                        01/07/00                 $0              $0             $0           8,439        0.00940%
Martin J. Coyne                        01/07/00                 $0              $0             $0           3,409        0.00380%
David G. Doyno                         01/07/00                 $0              $0             $0           3,409        0.00380%
David S. Fries                         01/07/00                 $0              $0             $0          15,257        0.01700%
Kent D. Greenawalt                     01/07/00                 $0              $0             $0           5,114        0.00570%
Jane L. Harris                         01/07/00                 $0              $0             $0           6,818        0.00760%


                                                                   AGREED VALUE OF                    COMMON
                                     CONTRIBUTION        CASH        CONTRIBUTED       TOTAL        PARTNERSHIP      PERCENTAGE
NAME OF PARTNER                          DATE       CONTRIBUTIONS      PROPERTY    CONTRIBUTIONS       UNITS          INTEREST
----------------------------------- --------------- --------------- -------------- --------------- --------------- ---------------
Carlie P. Headapohl                    01/07/00                 $0              $0             $0           3,409        0.00380%
Tyler W. Higgins                       01/07/00                 $0              $0             $0           6,818        0.00760%
Steven T. Kimball                      01/07/00                 $0              $0             $0           3,409        0.00380%
John T. Meyer                          01/07/00                 $0              $0             $0           5,114        0.00570%
John T. Roberts, Jr.                   01/07/00                 $0              $0             $0           8,439        0.00940%
John L. Rossi                          01/07/00                 $0              $0             $0           3,409        0.00380%
Cynthia J. Sarver                      01/07/00                 $0              $0             $0           3,409        0.00380%
Christine G. Schadlich                 01/07/00                 $0              $0             $0           6,733        0.00750%
Andrew N. Singer                       01/07/00                 $0              $0             $0           5,114        0.00570%
Gayle P. Starr                         01/07/00                 $0              $0             $0           5,114        0.00570%
William Steinberg                      01/07/00                 $0              $0             $0           6,818        0.00760%
K.C. Swartzel                          01/07/00                 $0              $0             $0           6,818        0.00760%
Celia M. Tanaka                        01/07/00                 $0              $0             $0           3,409        0.00380%
Janice G. Thacher                      01/07/00                 $0              $0             $0           2,045        0.00228%
GP Met 4 +12                           07/06/00                 $0       ($646,212)     ($646,212)        (30,772)      -0.03429%
ICCL East, L.L.C.                      07/06/00                 $0       ($872,202)     ($872,202)        (37,117)      -0.04136%
Tiger Lafayette, L.L.C.                07/06/00                 $0     ($3,255,596)   ($3,255,596)       (138,536)      -0.15437%
AFCO Cargo DFW Limited Partnership     11/07/00                 $0      $1,046,849     $1,046,849          44,523        0.04961%
WEST*PAC Limited Partnership           11/07/00                 $0        $134,609       $134,609           5,725        0.00638%
AFCO Cargo SEA  Limited Partnership    11/07/00                 $0      $1,046,848     $1,046,848          44,523        0.04961%

                                                    --------------- ------------------------------ --------------- ---------------
TOTAL LIMITED PARTNERS                                          $0     $99,073,353    $99,073,353       5,861,961        6.53181%

                                                    --------------- ------------------------------ --------------- ---------------
TOTAL GENERAL PARTNER AND LIMITED PARTNERS              20,941,202   1,808,484,692  1,829,425,894      89,744,754          100.0%
                                                    =============== ============================== =============== ===============


(a) Excludes 229,411 of Sub OP and Long Gate LLC shares/units and preferred partnership units.
(b)  Includes 934 units reserved.
(c)  Includes 8,268 units reserved.

RECONCILIATION:
Total Units per above                                                                                  89,744,754
Plus Sub OP & Long Gate LLC shares/units excluded (a)                                                     229,411
Total Shares & Units as of 08/10/00                                                                    89,974,165

                                    EXHIBIT B

                                       CAPITAL           NUMBER OF
     ADDITIONAL LIMITED PARTNER      CONTRIBUTION     PARTNERSHIP UNITS
WEST*PAC Limited Partnership          $ 134,609            5,725
AFCO Cargo DFW Limited Partnership    $1,046,849          44,523
AFCO Cargo SEA Limited Partnership    $1,046,848          44,523
